UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2024

SDCL EDGE Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40980	98-1583135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 East 42nd Street, Suite 1100, New York, NY	10165
(Address of principal executive offices)	(Zip Code)

(212) 488-5509
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SEDA.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SEDA	New York Stock Exchange LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SEDA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on October 30, 2023, SDCL EDGE Acquisition Corporation (the “Company”) held a special meeting of shareholders, at which the Company’s shareholders approved the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company must consummate an initial business combination from November 2, 2023 to March 2, 2024 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to four times, by an additional month each time, up to July 2, 2024.

As previously disclosed, on February 27, 2024, the Board approved a first extension of the date by which the Company must consummate an initial business combination from March 2, 2024 to April 2, 2024 (the “First Extension”). The First Extension was the first of four one-month extensions permitted under the Articles.

As previously disclosed, on March 27, 2024, the Board approved a second extension of the date by which the Company must consummate an initial business combination from April 2, 2024 to May 2, 2024 (the “Second Extension”). The Second Extension was the second of four one-month extensions permitted under the Articles.

On April 29, 2024, the Board approved a third extension of the date by which the Company must consummate an initial business combination from May 2, 2024 to June 2, 2024 (the “Third Extension”). The Third Extension is the third of four one-month extensions permitted under the Articles.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2024	SDCL EDGE Acquisition Corporation

	By:	/s/ Ned Davis
	Name:	Ned Davis
	Title:	Chief Financial Officer

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